Exhibit 13.1

CERTIFICATION OF Interim Chief Executive Officer and CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002, U.S.C. SECTION 1350

I, Stephen Griffiths, Interim Chief Executive Officer and Chief Financial Officer of Grindrod Shipping Holdings Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2023

By:	/s/ Stephen Griffiths
Name:	Stephen Griffiths
Title:	Interim Chief Executive Officer and Chief Financial Officer